Embarcadero Absolute Return Fund

EFARX

Summary Prospectus

April 30, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.embarcaderomutualfunds.com/new/vcwm/. You can also get this information at no cost by calling Shareholder Services at 1-800-228-2121 or by sending an e-mail request to info@embarcaderomutualfunds.com.  The Fund’s prospectus and statement of additional information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

Capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Absolute Return Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares held less than 90 days (as a percentage of amount redeemed)	1.00%
Maximum Account Fee	$24(1)

(1)

Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	2.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	5.37%
Dividend Expenses on Short Sales(2)	0.50%
Acquired Fund Fees and Expenses(2)	0.50%
Total Annual Fund Operating Expenses	8.62%
Waiver/Expense Reimbursement(3)	-4.63%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement(3)	3.99%

(1)

Restated to reflect current fees payable to VWCM (as defined below) under the investment advisory agreement approved by shareholders in January 2010.

(2)

Estimated.

(3)

VWCM has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests and dividend expenses on short sales, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) from exceeding 2.99% of the Fund’s average daily net assets.  The expense limit will remain in effect through April 30, 2011, and may be terminated earlier only upon the approval of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.   The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $401

3 Years: $2,080

5 Years: $3,640

10 Years: $7,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized investment strategies.  Van Wagoner Capital Management, Inc. (“VWCM”), investment adviser of the Fund, will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive long-term investment returns and are expected to blend within the Fund’s portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets and other traditional market indices.  VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers aim to produce absolute returns over a full market cycle while managing risk exposure.  They may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations).  These strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Subadvisers will invest and trade in a wide range of instruments, markets, industries and asset classes in the U.S. and outside the U.S., including emerging markets, as described below.  The particular instruments and asset classes will vary from time to time depending upon which Subadvisers are allocated portions of the Fund’s portfolio, the amount of those allocations, and where the particular Subadviser finds attractive investment opportunities.  Investments may include equities and equity-related instruments, currencies, financial futures and forwards, options, swaps, private placements, fixed-income and other debt-related instruments and any other securities.  Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and equity derivatives.  Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy.  The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.  These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.  The Subadvisers may invest in companies in any industry and may invest in companies with limited operating histories, including initial public offerings.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds.  VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk.  VWCM may invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics:  strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.  Over time, VWCM will target investing with 15 to 25 managers, including allocations to some or all of the Subadvisers listed in the Prospectus and to mutual funds advised by them and other managers.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) to evaluate each Subadviser.  VWCM will assess overall market dynamics, including general market conditions over different periods; the performance of different market sectors and industries, including the performance of indices representing strategies followed by Subadvisers engaged or contemplated for engagement by the Fund; the Subadvisers’ strategies and relative and absolute performance record over different periods; the asset class and instruments expected to be used by the Subadviser, and how those investments complement the remainder of the Fund’s portfolio; and the Subadvisers’ management capabilities.  VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio.  There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser to between 0% and 25% of total Fund assets.  In the future, VWCM and the Fund may remove or add Subadvisers.  Certain Subadvisers also serve as subadviser to the Embarcadero Market Neutral Fund, and the Fund may, but is not obligated to, invest a portion of its assets in the Embarcadero Market Neutral Fund in order to gain exposure to these Subadvisers, rather than have these Subadvisers directly manage assets of the Fund.  If the Fund invests in the Embarcadero Market Neutral Fund, Fund shareholders would bear the expenses of the Fund and, indirectly, the expenses of the Embarcadero Market Neutral Fund attributable to the Fund’s investment in that Fund.  In addition, VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers may engage in short-term trading using some or all of the investment strategies described below, and the Fund is likely to have an annual portfolio turnover rate over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Subadvisers will use a wide variety and combination of the following directional or market-neutral investment strategies, although the use of any particular investment strategy will fluctuate over time:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas.  These strategies are primarily managed for absolute return.  Selective hedging through the use of short sales or options may be utilized to manage risk exposure.  These strategies may also focus on special situations or events, including distressed equities.

Long/Short or Hedged Equity Strategies seek to invest in securities that are believed to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, options on common stocks or indexes or other derivatives to hedge risk.  Long and short positions may not be obtained in equal amounts using these strategies.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and selling short those stocks that are considered to be overvalued.  These strategies are intended to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies focus on the practice of selling a security that the Fund does not own at the time of the sale.  Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security.  However, if the security’s price rises, the short seller loses by having sold the security for less than the price at which it must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond.  Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.  These strategies may also involve hedging interest rate expose, or the use of derivatives.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.  Arbitrage opportunities arise in the equity, credit and derivatives markets.  Examples of these strategies include pairs trading, convertible bond arbitrage, merger arbitrage, or fixed income or interest rate arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities, ETFs and emerging market debt.  Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets.  The Fund may invest in mortgage-related securities, including securities rated below investment grade or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events, such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.  These strategies may involve distressed securities and merger arbitrage securities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions.  Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry.

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted.  Systematic strategies may be combined with other strategies for a multi-strategy approach.  Some systematic strategies are trend following, and others are non-trend following.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors.  A company’s products or services, strength and weaknesses in specific areas, or its management teams and financial resources are analyzed, and fundamental strategies can seek growth or value companies.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities.  Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket.

Principal Risks of Investing in the Fund

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  Shareholders may lose money by investing in the Fund.  We cannot guarantee that the Fund will achieve its investment objective.  The principal risks of investing in the Fund are:

Market Risk:  The prices of securities rise and fall as market and economic conditions change.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Management Risk:  The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  VWCM may select Subadvisers or underlying funds that underperform.  In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other.

Aggressive Investment Risks:  The Fund and Subadvisers will employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions.  The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk:  The Fund may invest in derivative instruments, which can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment losses greater than their cost would suggest.  Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk.

Leverage Risk:  Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses and increased volatility.  The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage and may compel the Fund to liquidate certain investments at an inappropriate time.

Short Selling Risk:  The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security.  The potential loss is potentially unlimited.

Market-Neutral Investing Risk:  A market-neutral strategy takes long and short positions in different stocks to try and protect the Fund from general market movements.  The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss.

Merger Arbitrage Risk:  Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company.  If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk:  Special situations and event-driven strategies are inherently speculative in nature.  Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and a Subadviser may make inaccurate predictions.  An investment made pursuant to this strategy is subject to the risk of complete loss.

Distressed Securities Risk:  The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants and are generally illiquid.

Interest Rate Risk:  The value of the Fund’s investments may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds.  Issuers may also prepay obligations when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Credit Risk:  The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due.  Non-investment grade debt, also known as “junk bonds,” has a higher risk of default and is generally less liquid than higher-rated securities.  The Fund may also invest in asset-backed securities, collateralized mortgage obligations or collateralized debt obligations.

Liquidity Risk:  Illiquid and restricted securities may have limitations on resale, resulting in expense and delay.  Restricted and illiquid securities are extremely difficult to value, and the Fund may not be able to dispose of them promptly and/or may only be able to do so at substantial discounts.

Restricted Securities Risk:  Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets.

Foreign and Emerging Markets Securities Risk:  The Fund may invest in foreign securities and depositary receipts relating to foreign securities.  Investments in foreign markets involve significant political, regulatory, economic and currency risks, including changes in U.S. and foreign laws relating to foreign investment.  Other risks include trading, settlement, custodial and other operational risks, and differences in disclosure requirements in foreign jurisdictions.  Foreign securities may be less liquid, more volatile and harder to value than U.S. securities.  These risks are higher in developing countries.

Market Capitalization Risk:  The Fund may invest in small- and mid-sized companies.  The prices of smaller companies’ securities are generally more volatile than the prices of large companies’ securities, and securities of smaller companies may be difficult to sell at the time or price desired.

Swap Contract Risks:  The Fund may engage in interest rate, currency, equity and credit default swaps, and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit events for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  In addition, each swap exposes the Fund to counterparty risk.

Convertible Security Risks:  Convertible securities entail some of the risks of both equity and debt securities.  While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities.

Registered Investment Company Risk:  Shareholders can invest directly in most underlying funds or ETFs selected by VWCM.  By investing in the underlying funds or ETFs indirectly through the Fund, shareholders pay both their share of the Fund’s expenses and the similar expenses of the underlying funds or ETFs.  The Fund may also pay sales charges, or brokerage commissions.

Portfolio Turnover Risk:  As a result of the Fund being likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than it otherwise would.  High portfolio turnover could result in increased realized gains to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

For more information about the risks of investing in the Fund, please see Additional Information About Risks in the Prospectus and Investment Strategies in the Statement of Additional Information.

Investment Results

Annual Total Return

This bar chart and table give some indication of the risks and volatility of investing in the Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index.  Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Updated performance information is available online at www.embarcaderomutualfunds.com or by calling Shareholder Services at 1-800-228-2121.

Shareholders approved a new advisory agreement for the Fund in January 2010, and the Fund has implemented a different investment program than was applicable during the periods presented below.  From October 1, 2008 through the end of 2009, the day-to-day investment decisions for the Fund were made by a subadviser who did not provide investment advice during the earlier periods shown below and who no longer provides investment advice to the Fund.  In addition, the Fund’s return in 2009 was positively impacted by the receipt of proceeds from a fair fund established as a result of action against another party alleged to have engaged in past market timing activity of the Fund.  Without these proceeds, returns would have been reduced to 3.83% for the one-year period ended December 31, 2009.

Annual Total Returns of the Fund Years Ended 12/31

2000

(20.90)%

 2001

(59.70)%

2002

(64.56)%

2003

47.22%

2004

(16.04)%

2005

(22.29)%

2006

10.84%

2007

(7.83)%

2008

(56.84)%

2009

12.57%

 WORST QUARTER

(60.01)%  3rd quarter 2001

 BEST QUARTER

87.83%  4th quarter 2001

Average Annual Total Returns (as of 12/31/09)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.57%	-17.34%	-24.99%
Fund Return After Taxes on Distributions	12.57%	-17.34%	-25.38%
Fund Return After Taxes on Distributions and Sale of Fund Shares(1)	8.17%	-12.64%	-12.67%
Russell 2000® Growth Index (2)	33.52%	0.14%	-1.51%
S&P 500 Index (2)	25.93%	0.21%	-0.95%
Barclays Capital U.S. Aggregate Bond Index(2)	1.95%	1.98%	5.59%

(1)

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.

(2)

The Fund’s benchmark changed to the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index from the Russell 2000 Growth Index upon implementation of its new investment program in 2010, which changed the Fund’s strategies and risks.

Portfolio Management

Investment Adviser and Subadvisers

Van Wagoner Capital Management, Inc. is the investment adviser of the Fund.

Currently, none of the Subadvisers have been allocated Fund assets to manage.

Portfolio Manager

Garrett Van Wagoner, President and a director of VWCM, has been the portfolio manager since 2010.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund through your broker, by writing to the Fund at Embarcadero Funds, Inc. c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling Shareholder Services at 1-800-228-2121 (for existing shareholders).  Shares may be purchased by mail, wire, telephone or electronic funds transfer.  You may receive redemption proceeds by wire or by check.

The Fund has a $10,000 minimum initial investment amount, and a $1,000 additional investment amount.

Tax Information

Distributions from the Fund are generally taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.